Exhibit 99.1

MARKET RELEASE

June 12, 2019

AMCOR FINANCE (USA), INC. AND BEMIS COMPANY, INC. ANNOUNCE EXPIRATION AND FINAL RESULTS OF EXCHANGE OFFERS AND CONSENT SOLICITATIONS FOR US$2.2 BILLION OF NOTES

ZURICH, Switzerland and NEENAH, WI, U.S. — Amcor Finance (USA), Inc. (“AFUI”) and Bemis Company, Inc. (“Bemis”) (NYSE: BMS) today announced the expiration and final results of the offers to exchange by AFUI and Bemis (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes of the series set forth in the table below issued by AFUI (the “Existing Amcor Notes”) and Bemis (the “Existing Bemis Notes” and, together with the Existing Amcor Notes, the “Existing Notes”) for the consideration summarized below, consisting of new notes to be issued by AFUI (the “New Amcor Notes”) and Bemis (the “New Bemis Notes” and, together with the New Amcor Notes, the “New Notes”), as applicable, and the related consent solicitations by AFUI and Bemis with respect to each series of its corresponding Existing Notes from Eligible Holders (as defined below) (each, a “Consent Solicitation” and collectively, the “Consent Solicitations”) to certain amendments to the applicable indenture for that series of Existing Notes. The Exchange Offers and Consent Solicitations expired at 11:59 p.m., New York City time, on June 11, 2019 (the “Expiration Time”).

As of the Expiration Time, the principal amounts of Existing Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked).

Title of Security/CUSIP Number/ISIN Number	Issuer	Maturity Date	Aggregate Principal Amount Outstanding		Notes Tendered at 11:59 p.m. on June 11, 2019
					Principal Amount		Percentage
6.800% Senior Notes due 2019(1)/ CUSIP: 081437AF2 ISIN: US081437AF22	Bemis Company, Inc.	08/1/2019	US$	400,000,000	US$	288,685,000	72.17%

4.500% Senior Notes due 2021/ CUSIP: 081437AH8 ISIN: US081437AH87	Bemis Company, Inc.	10/15/2021	US$	400,000,000	US$	346,716,000	86.68%

3.100% Senior Notes due 2026/ CUSIP: 081437AJ4 ISIN: US081437AJ44	Bemis Company, Inc.	09/15/2026	US$	300,000,000	US$	293,206,000	97.74%

3.625% Guaranteed Senior Notes due 2026/ CUSIP: 144A: 02343UAA3 and Reg S: U02411AA1 ISIN: 144A: US02343UAA34 and Reg S: USU02411AA18	Amcor Finance (USA), Inc.	04/28/2026	US$	600,000,000	US$	591,294,000	98.55%

4.500% Guaranteed Senior Notes due 2028/ CUSIP: 144A: 02343UAB1 and Reg S: U02411AB9 ISIN: 144A: US02343UAB17 and Reg S: USU02411AB90	Amcor Finance (USA), Inc.	05/15/2028	US$	500,000,000	US$	497,510,000	99.50%

Notes:

(1)   Inclusion of this series in the Exchange Offer assumes the Settlement Date occurs before the maturity date of this series.

Eligible Holders who validly tendered and did not validly withdraw Existing Notes at or prior to the Early Participation Time (as defined in the Offering Memorandum and Consent Solicitation Statement) are eligible to receive, in exchange for each US$1,000 principal amount of Existing Notes, (a) US$1,000 principal amount of New Notes of the applicable series and (b) US$1.00 in cash. Eligible Holders who validly tendered after the Early Participation Time and did not validly withdraw Existing Notes at or prior to the Expiration Time, and whose Existing Notes were accepted for exchange, are eligible to receive, in exchange for each US$1,000 principal amount of Existing Notes, (a) US$970 principal amount of New Notes of the applicable series and (b) US$1.00 in cash.

All Eligible Holders whose Existing Notes were validly tendered and accepted for exchange in the applicable Exchange Offer and Consent Solicitation will also receive the applicable accrued and unpaid Interest and Rounding Cash Payment (as defined in the Offering Memorandum and Consent Solicitation Statement) in cash.

Each Exchange Offer and Consent Solicitation was made pursuant to the terms and subject to the satisfaction of the conditions set forth in the Offering Memorandum and Consent Solicitation Statement including, among other things, the consummation of the Transaction (the “Transaction Condition”). As of the Expiration Time, all conditions to the Exchange Offers and Consent Solicitations were satisfied. Therefore, the Settlement Date will be promptly after the Expiration Time and is expected to be two business days after the Expiration Time on June 13, 2019. The complete terms of the Exchange Offers and Consent Solicitations were set out in a confidential exchange offer memorandum and consent solicitation statement, dated May 8, 2019 (the “Offering Memorandum and Consent Solicitation Statement”).

Supplemental indentures effecting the Proposed Amendments (as defined in the Offering Memorandum and Consent Solicitation Statement) relating to the Existing Notes will be executed on June 13, 2019. Such supplemental indentures will be valid and enforceable upon execution but will only become operative upon settlement of the Exchange Offers and Consent Solicitations. As a result, the Proposed Amendments effected by the supplemental indentures will be deemed to be revoked retroactive to the date thereof if the Exchange Offers and Consent Solicitations are terminated or withdrawn prior to settlement.

AFUI and Bemis have not registered, and will not register, the New Notes under the U.S. Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction. The New Notes may not be offered or issued in the United States or to any “U.S. persons” (as defined in Rule 902 under the Securities Act), or any person acting for the account or benefit of U.S. persons, except pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act. The New Notes will be offered for exchange only to: (1) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in the United States; (2) persons that are not, and are not acting for the account or benefit of, U.S. persons outside the United States in compliance with Regulation S under the Securities Act and, if resident or located in a member state of the European Economic Area, persons who are (a) ‘qualified investors’ within the meaning of Article 2(1)(e) of Directive 2003/71/EC and (b) not retail investors. Only holders of Existing Notes who complete and return an eligibility certification (“Eligible Holders”) are authorized to receive and review the Offering Memorandum and Consent Solicitation Statement and to participate in the Exchange Offers and Consent Solicitations. No assurance can be given that the Exchange Offers and Consent Solicitations will be completed.

This announcement is for informational purposes only and does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Existing Notes or an offer to sell, nor a solicitation of an offer to buy, any New Notes, nor shall any such offer, solicitation or sale occur in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Any person who is considering participating in the Exchange Offers and Consent Solicitations must obtain a copy of the Offering Memorandum and Consent Solicitation Statement from AFUI, Bemis or the Information and Exchange Agent.

The communication of this announcement and any other document or materials relating to the issue of the New Notes discussed herein is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom who have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), or who fall within Article 43(2) of the Financial Promotion Order, or who are other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (all such persons together being referred to as “relevant persons”). In the United Kingdom, the New Notes discussed herein are only available to, and any investment or investment activity to which this announcement relates will be engaged in only with, relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this announcement or any of its contents.